UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual general and special meeting (“Meeting”) of shareholders (“Shareholders”) of Planet 13 Holdings Inc. (the “Company”) was held on Thursday, July 27, 2023.

Proxies for the Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Meeting, the Company’s Shareholders voted on four proposals. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 22, 2023 (the “Proxy Statement”).

A brief description and the final vote results for the proposals follow.

(1) To elect four directors for the ensuing year to hold office until the close of business of the next annual meeting of Shareholders or until their successors are elected or appointed.

Nominee	For	Withheld	Broker Non-Votes
Robert Groesbeck	86,234,592	1,117,972	55,718,468
Larry Scheffler	86,199,486	1,153,078	55,718,468
Lee Fraser	86,702,550	650,014	55,718,468
Adrienne O'Neal	86,589,663	762,901	55,718,468

As a result, each nominee was elected to serve as a director on the Company’s Board of Directors for a term expiring at the next annual meeting of Shareholders or until his or her successor is elected or appointed.

(2) To reappoint Davidson & Company LLP as auditors of the Company for the ensuing year and authorize the directors to fix the remuneration to be paid to the auditors.

For	Withheld
140,354,920	2,716,112

As a result, the Company’s Shareholders reappointed Davidson & Company LLP as auditors of the Company for the ensuing year and authorized the directors to fix remuneration to be paid to the auditors.

(3) To consider and, if thought advisable, to pass a special resolution, to approve a plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance of the Company from British Columbia to the State of Nevada, as more particularly described in the Proxy Statement (the “Nevada Domestication”).

For	Against	Abstain	Broker Non-Votes
86,692,538	429,960	230,066	55,718,468

As a result, the Company’s Shareholders passed a special resolution to approve a plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the Nevada Domestication.

(4) To consider and, if thought advisable, to pass an ordinary resolution to approve and adopt the Planet 13 Holdings Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) as more particularly described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
85,718,900	1,317,064	316,600	55,718,468

As a result, the Company’s Shareholders passed an ordinary resolution to approve and adopt the 2023 Equity Incentive Plan.

A copy of the press release dated July 28, 2023, regarding the results of the Meeting and anticipated completion date of the Nevada Domestication and the 2023 Equity Incentive Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 28, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: July 28, 2023	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: July 28, 2023	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

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